UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 15, 2013

Stevia Agritech Corp.
(Exact name of Registrant as specified in its charter)

Nevada	333-171486	33-1219445
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of incorporation)

1020 14th Ave., Suite 304, SW, Calgary, Alberta, Canada, T2R 0N9
(Address of principal executive offices)

(403) 850-8227
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SECTION 5 –  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Name Change

In connection with Stevia Agritech Corp.’s (the “Company”) receipt of approval from the Financial Industry Regulatory Authority (“FINRA”), FINRA announced that effective July 15, 2013, the Company had amended its Articles of Incorporation to change its name from “Stevia Agritech Corp.” to “Rightscorp, Inc.” (the “Name Change”).

The full text of the amendment to the Company’s Articles of Incorporation to give effect to the Name Change is filed herewith as Exhibit 3.1 and incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

Symbol Change

    In connection with the Name Change described in Item 5.03 above, FINRA assigned the Company a new stock symbol, “RIHT”. This new symbol will take effect at the open of business on July 17, 2013.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
3.1	Text of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stevia Agritech Corp.

	By:	/s/ Lester Esguerra Martinez
Lester Esguerra Martinez
Date: July 17, 2013		Chief Executive Officer. President, Chief Financial Officer, Director